UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2552

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Waddell & Reed Advisors Funds, Inc.

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Kristen A. Richards

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

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Date of fiscal year end: June 30, 2003

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Date of reporting period: June 30, 2003

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

Accumulative Fund
 Core Investment Fund
 Science and Technology Fund
Annual Report
June 30, 2003
CONTENTS
3	Waddell & Reed Advisors Funds Accumulative Fund
23	Waddell & Reed Advisors Funds Core Investment Fund
42	Waddell & Reed Advisors Funds Science and Technology Fund
61	Notes to Financial Statements
73	Independent Auditors' Report
74	Income Tax Information
75	Directors & Officers
82	Annual Privacy Notice
84	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the Waddell & Reed Advisors Funds, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
June 30, 2003

An interview with Antonio Intagliata, portfolio manager of
Waddell & Reed Advisors Accumulative Fund

This report relates to the operation of Waddell & Reed Advisors Accumulative Fund for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund had a negative return for the fiscal year, underperforming its benchmark index. Class A shares of the Fund declined 7.29 percent without the impact of sales load and declined 12.62 percent with the impact of sales load. This compares with the S&P 500 Index (reflecting the performance of securities that generally reflect the stock market), which increased 0.26 percent for the period, and the Lipper Multi-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 0.27 percent. It should be noted that, in the comparison charts, the value of an investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that the absence of technology stocks among the larger holdings of the portfolio and a larger-than-usual cash position were the primary factors leading to underperformance. We did not expect technology to be the leader of the new bull market as it had led the previous one, and so we did not emphasize the sector. As for the larger cash position, we believed that fundamentals did not justify the market's upward move (see next question), so we were late in investing the Fund's cash. When we did, we initially chose high-quality, earnings-producing, large-cap names and not the high-volatility technology issues. (In our view, these technology issues need strong capital spending to prosper, and capital spending was still weak last year.) The airline sector was the only high-risk area to which we allocated assets.

What other market conditions or events influenced the Fund's performance during the fiscal year?

During the last fiscal year, stocks that had the largest declines experienced the largest moves, regardless of fundamentals. Economic conditions in the U.S. were constantly below expectations. Growth in consumer spending had decelerated, and capital spending was struggling just to stop going down. Employment was decreasing and the deficits of federal, state and local governments were on a steep rise, as was our merchandising deficit. Most of the time, the U.S. dollar was down in spite of the fact that the rest of the Western world was in worse shape than the U.S. The Iraq war did not help economic conditions. Based on these fundamentals, we believed that up movements in the stock market had very little relation to economic fundamentals. As stated above, this divergence led us to maintain a higher cash position than we normally do, which negatively affected performance.

What strategies and techniques did you employ that specifically affected the Fund's performance?

One important observation that we made from the 2000-2003 bear market was the difference in price performance between winners and losers. Such a spread was wide, with price declines from disappointments being approximately two to three times greater than the increases from pleasant surprises. As a result, our strategy of sectors concentration did not work as well as it had in the past, and so we have increased the number of issues in the portfolio.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

The cyclical market upturn, whose first leg started in October 2002, refocused investor attention on high volatility stocks. Technology stocks (and cyclicals) are the natural high-beta stocks. As a result, we have initiated or increased positions in this area. In addition, the Fund is now overweighted in electric utilities. The utilities sector is a classic dividend-paying area, and we believe that the reduction of dividend taxation in the presence of historically low interest rates has made dividend-yielding stocks more attractive.
Going forward, we do not see a big market rise from the level reached in its second leg, which started in March 2003. Economic statistics continue to be disappointing and corporate profits growth is mediocre. Short term, we believe that a small correction seems to be the more probable outcome. For the market to do meaningfully better, we feel that the expectations for better economic growth have to materialize. Next year is an election year, and election years have historically been positive years for equities and the economy. We remain optimistic over the long term.
Respectfully,

Antonio Intagliata
Manager
Waddell & Reed Advisors
Accumulative Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Accumulative Fund, Class A Shares(1)	$23,974
S&P 500 Index	$24,797
Lipper Multi-Cap Core Funds Universe Average	$22,178

	Waddell &		Lipper
	Reed Advisors		Multi-Cap
	Accumulative		Core
	Fund,	S&P	Funds
	Class A	500	Universe
	Shares	Index	Average
12-31-93	9,425	10,000	10,000
12-31-94	9,429	10,132	9,913
12-31-95	12,655	13,940	12,970
12-31-96	14,196	17,141	15,618
12-31-97	18,395	22,847	19,558
12-31-98	22,557	29,404	22,861
12-31-99	28,358	35,599	28,554
12-31-00	34,074	32,330	28,300
6-30-01	30,547	30,168	26,701
6-30-02	25,860	24,732	22,238
6-30-03	23,974	24,797	22,178

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-03	-12.62%	-12.00%	-8.15%	-6.82%
5-year period ended 6-30-03	1.11%	-	-	2.58%
10-year period ended 6-30-03	9.60%	-	-	-
Since inception of Class(3) through 6-30-03	-	-0.47%	-0.24%	10.09%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)10-4-99 for Class B shares, 10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
Accumulative Fund
Seeks capital growth, with current income as a secondary goal.
Strategy

Invests primarily in common stocks of U.S. and foreign companies with large market capitalizations that have slightly higher market volatility and slightly higher growth rates than other stocks.

Founded

1940

Scheduled Dividend Frequency

Semiannually (June and December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003

Dividends paid	$0.03
Net asset value on
6-30-03
$5.19
6-30-02
5.63
Change per share	$(0.44)

Past performance is not necessarily indicative of future results.
SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 6-30-03	-12.62%	-7.29%	-12.00%	-8.33%
5-year period ended 6-30-03	1.11%	2.32%	-	-
10-year period ended 6-30-03	9.60%	10.25%	-	-
Since inception of Class(F)	-	-	-0.47%	0.01%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)

1-year period ended 6-30-03	-8.15%	-6.82%
5-year period ended 6-30-03	-	2.58%
10-year period ended 6-30-03	-	-
Since inception of Class(D)	-0.24%	10.09%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-6-99 for Class C shares and 7-11-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF ACCUMULATIVE FUND

Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors Accumulative Fund had net assets totaling $1,912,318,765 invested in a diversified portfolio of:

85.64%	Common Stocks
14.36%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Accumulative Fund, for every $100 you had invested on June 30, 2003, your Fund owned:
Health Care Stocks	$20.42
Financial Services Stocks	$14.98
Cash and Cash Equivalents	$14.36
Technology Stocks	$10.05
Utilities Stocks	$ 7.83
Energy Stocks	$ 5.29
Consumer Services Stocks	$ 3.95
Raw Materials Stocks	$ 3.88
Retail Stocks	$ 3.57
Multi-Industry Stocks	$ 3.37
Transportation Stocks	$ 3.24
Consumer Nondurables Stocks	$ 2.51
Capital Goods Stocks	$ 2.05
Shelter Stocks	$ 2.01
Business Equipment and Services Stocks	$ 1.49
Consumer Durables Stocks	$ 1.00

THE INVESTMENTS OF ACCUMULATIVE FUND
June 30, 2003

COMMON STOCKS	Shares	Value

Air Transportation - 3.24%
AMR Corporation*	1,000,000	$ 11,000,000
Continental Airlines, Inc., Class B*	1,500,000	22,455,000
Delta Air Lines, Inc.	800,000	11,744,000
Northwest Airlines Corporation*	1,500,000	16,815,000
		62,014,000
Aluminum - 0.80%
Alcoa Incorporated	600,000	15,300,000

Banks - 5.18%
KeyCorp	700,000	17,689,000
Mellon Financial Corporation	1,000,000	27,750,000
U.S. Bancorp	500,000	12,250,000
UnionBanCal Corporation	1,000,000	41,370,000
		99,059,000
Beverages - 1.46%
Coca-Cola Company (The)	600,000	27,846,000

Broadcasting - 2.72%
Clear Channel Communications, Inc.*	500,000	21,195,000
Comcast Corporation, Class A*	600,000	18,111,000
Cox Communications, Inc., Class A*	400,000	12,760,000
		52,066,000
Business Equipment and Services - 1.49%
3Com Corporation*	500,000	2,337,500
BearingPoint, Inc.*	2,700,000	26,055,000
		28,392,500
Capital Equipment - 2.05%
Caterpillar Inc.	250,000	13,915,000
Cooper Cameron Corporation*	500,000	25,190,000
		39,105,000
Chemicals - Petroleum and Inorganic - 2.28%
Dow Chemical Company (The)	600,000	18,576,000
du Pont (E.I.) de Nemours and Company	600,000	24,984,000
		43,560,000

Communications Equipment - 1.06%
Lucent Technologies Inc.*	10,000,000	20,300,000

Computers - Main and Mini - 1.29%
International Business Machines Corporation	300,000	24,750,000
See Notes to Schedule of Investments on page 15.
Computers - Peripherals - 4.24%
Amdocs Limited*	1,000,000	$ 24,000,000
Check Point Software Technologies Ltd.*	1,000,000	19,505,000
EMC Corporation*	1,500,000	15,705,000
Symantec Corporation*	500,000	21,935,000
		81,145,000
Cosmetics and Toiletries - 1.05%
Estee Lauder Companies Inc. (The),
Class A	600,000	20,118,000

Electronic Components - 2.88%
Analog Devices, Inc.*	500,000	17,410,000
Linear Technology Corporation	500,000	16,145,000
Microchip Technology Incorporated	500,000	12,285,000
Micron Technology, Inc.*	800,000	9,304,000
		55,144,000

Electronic Instruments - 0.58%
Applied Materials, Inc.*	700,000	11,091,500

Forest and Paper Products - 2.01%
Smurfit-Stone Container Corporation*	1,300,000	16,913,000
Temple-Inland Inc.	500,000	21,455,000
		38,368,000

Health Care - Drugs - 12.70%
Amgen Inc.*	500,000	33,230,000
Barr Laboratories, Inc.*	240,500	15,752,750
Genentech, Inc.*	100,000	7,212,000
Millennium Pharmaceuticals, Inc.*	1,000,000	15,750,000
Mylan Laboratories Inc.	600,000	20,862,000
NPS Pharmaceuticals, Inc.*	200,000	4,863,000
Novartis AG, ADR	725,000	28,862,250
Pfizer Inc.	2,000,000	68,300,000
Roche Holdings AG, Genussschein	250,000	19,645,367
Teva Pharmaceutical Industries Limited, ADR	500,000	28,450,000
		242,927,367

Health Care - General - 3.41%
AstraZeneca PLC, ADR	625,000	25,481,250
Boston Scientific Corporation*	500,000	30,550,000
Wyeth	200,000	9,110,000
		65,141,250
See Notes to Schedule of Investments on page 15.
Hospital Supply and Management - 4.68%
Aetna Inc.	325,000	$ 19,565,000
Health Management Associates, Inc.,
Class A	1,100,000	20,295,000
Medtronic, Inc.	600,000	28,782,000
Stryker Corporation	300,000	20,811,000
		89,453,000

Hotels and Gaming - 0.43%
Choice Hotels International, Inc.*	300,000	8,193,000

Insurance - Property and Casualty - 4.82%
Berkshire Hathaway Inc., Class A*	1,000	72,500,000
CNA Financial Corporation*	800,000	19,680,000
		92,180,000

Leisure Time Industry - 0.80%
Marvel Enterprises, Inc.*	800,000	15,280,000

Mining - 1.69%
Inco Limited*	800,000	16,912,000
Phelps Dodge Corporation*	400,000	15,336,000
		32,248,000

Motor Vehicle Parts - 1.00%
American Axle & Manufacturing Holdings, Inc.*	800,000	19,120,000

Multiple Industry - 3.37%
3M Company	150,000	19,347,000
Archer Daniels Midland Company	1,200,000	15,444,000
Honeywell International Inc.	600,000	16,110,000
Platinum Underwriters Holdings, Ltd.	500,000	13,570,000
		64,471,000

Petroleum - Domestic - 3.76%
ConocoPhillips	500,000	27,400,000
Marathon Oil Corporation	700,000	18,445,000
Pioneer Natural Resources Company*	1,000,000	26,100,000
		71,945,000

Petroleum - Services - 1.15%
Transocean Inc.*	1,000,000	21,970,000

Retail - General Merchandise - 1.61%
Wal-Mart Stores, Inc.	575,000	30,860,250
See Notes to Schedule of Investments on page 15.
Retail - Specialty Stores - 1.96%
AnnTaylor Stores Corporation*	500,000	$ 14,475,000
Gymboree Corporation (The)*	484,340	8,134,490
Home Depot, Inc. (The)	450,000	14,904,000
		37,513,490
Security and Commodity Brokers - 4.10%
Gallagher (Arthur J.) & Co.	800,000	21,760,000
Morgan Stanley	300,000	12,825,000
Prudential Financial, Inc.	1,300,000	43,745,000
		78,330,000
Utilities - Electric - 7.08%
Dominion Resources, Inc.	700,000	44,989,000
FPL Group, Inc.	700,000	46,795,000
Southern Company	1,400,000	43,624,000
		135,408,000

Utilities - Telephone - 0.75%
Sprint Corporation - PCS Group*	2,500,000	14,375,000

TOTAL COMMON STOCKS - 85.64%		$1,637,674,357

(Cost: $1,615,065,386)

	Principal Amount in Thousands

SHORT-TERM SECURITIES

Banks - 1.04%
Wells Fargo & Company,
1.01%, 7-28-03	$20,000	19,984,850

Chemicals - Petroleum and Inorganic - 0.32%
du Pont (E.I.) de Nemours and Company:
1.11169%, Master Note	172	172,000
0.97%, 7-18-03	5,932	5,929,283
		6,101,283

Containers - 0.52%
Bemis Company, Inc.,
1.08%, 7-9-03	10,000	9,997,600

Electrical Equipment - 1.95%
W.W. Grainger, Inc.,
0.91%, 7-25-03	37,335	37,312,350

Finance Companies - 2.20%
Caterpillar Financial Services Corp.,
1.01%, 7-9-03	10,000	9,997,756
PACCAR Financial Corp.,
1.02%, 7-2-03	13,600	13,599,615
See Notes to Schedule of Investments on page 15.
USAA Capital Corp.:
0.95%, 7-1-03	$ 1,500	$ 1,500,000
1.03%, 7-1-03	1,909	1,909,000
1.05%, 7-1-03	5,000	5,000,000
1.02%, 7-8-03	10,000	9,998,017
		42,004,388

Food and Related - 0.80%
General Mills, Inc.,
1.1775%, Master Note	2,879	2,879,000
Golden Peanut Co.,
0.89%, 8-13-03	12,500	12,486,712
		15,365,712

Health Care - Drugs - 1.65%
Abbott Laboratories,
0.88%, 7-22-03	6,124	6,120,856
Merck & Co., Inc.,
1.18%, 7-9-03	6,000	5,998,427
Pfizer Inc.:
1.23%, 7-1-03	5,000	5,000,000
1.16%, 7-16-03	4,500	4,497,825
0.93%, 8- 4-03	10,000	9,991,217
		31,608,325

Household - General Products - 2.71%
Kimberly-Clark Corporation,
1.0%, 8-27-03	6,523	6,512,672
Kimberly-Clark Worldwide Inc.:
1.02%, 7-3-03	12,000	11,999,320
1.18%, 7-8-03	5,301	5,299,784
Procter & Gamble Company (The):
0.99%, 7-23-03	7,950	7,945,190
0.98%, 7-28-03	10,000	9,992,650
Unilever Capital Corporation,
1.19%, 7-2-03	10,000	9,999,669
		51,749,285

Multiple Industry - 0.71%
BOC Group Inc. (DE):
1.3%, 7-1-03	10,846	10,846,000
1.31%, 7-1-03	2,734	2,734,000
		13,580,000
See Notes to Schedule of Investments on page 15.
Petroleum - Domestic - 0.88%
Shell Finance (U.K.) PLC (Shell Petroleum
Co., Ltd. and Shell Petroleum N.V.):
1.1%, 7-18-03	$ 9,000	$ 8,995,325
1.19%, 8-6-03	7,750	7,740,777
		16,736,102

Publishing - 1.05%
Gannett Co. Inc.,
0.95%, 7-3-03	20,000	19,998,944

Restaurants - 0.26%
McDonald's Corporation,
1.0%, 7-3-03	5,000	4,999,722

Retail - General Merchandise - 1.38%
May Department Stores Company (The),
1.13%, 7-10-03	26,467	26,459,523

Utilities - Electric - 1.62%
Detroit Edison Co.,
1.37%, 7-1-03	20,000	20,000,000
PacifiCorp,
1.04%, 7-22-03	10,989	10,982,333
		30,982,333

Utilities - Gas and Pipeline - 0.56%
Questar Corporation,
1.22%, 7-3-02	10,791	10,790,269

Utilities - Telephone - 1.32%
BellSouth Corporation,
1.01%, 7-2-03	5,000	4,999,860
Verizon Network Funding Corporation:
0.9%, 8-13-03	10,246	10,234,986
0.99%, 9-10-03	10,000	9,980,475
		25,215,321

TOTAL SHORT-TERM SECURITIES - 18.97%		$ 362,886,007

(Cost: $362,886,007)
See Notes to Schedule of Investments on page 15.

TOTAL INVESTMENT SECURITIES - 104.61%		$2,000,560,364

(Cost: $1,977,951,393)

LIABILITIES, NET OF CASH AND OTHER ASSETS -(4.61%)		(88,241,599)

NET ASSETS - 100.00%		$1,912,318,765

Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
ACCUMULATIVE FUND June 30, 2003 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,977,951) (Notes 1 and 3)	$2,000,560
Cash
Receivables:
Investment securities sold
101,887
Fund shares sold
2,071
Dividends and interest
1,194
Prepaid insurance premium	33
Total assets
2,105,754
LIABILITIES
Payable for investment securities purchased	186,768
Payable to Fund shareholders	5,501
Accrued shareholder servicing (Note 2)	389
Accrued service fee (Note 2)	348
Accrued management fee (Note 2)	35
Accrued distribution fee (Note 2)	22
Accrued accounting services fee (Note 2)	10
Other	362
Total liabilities
193,435
Total net assets
$1,912,319
NET ASSETS
$1.00 par value capital stock:
Capital stock
$ 368,512
Additional paid-in capital
2,277,509
Accumulated undistributed income (loss):
Accumulated undistributed net investment income
1,031
Accumulated undistributed net realized loss on investment transactions
(757,346)
Net unrealized appreciation in value of investments
22,613
Net assets applicable to outstanding units of capital
$1,912,319
Net asset value per share (net assets divided by shares outstanding):
Class A
$5.19
Class B
$5.06
Class C
$5.07
Class Y
$5.20
Capital shares outstanding:
Class A
353,482
Class B
10,599
Class C
3,288
Class Y
1,143
Capital shares authorized	575,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
ACCUMULATIVE FUND For the Fiscal Year Ended June 30, 2003 (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $249)
$ 25,197
Interest and amortization
4,537
Total income
29,734
Expenses (Note 2):
Investment management fee
11,681
Service fee:

Class A
3,969
Class B
112
Class C
37
Shareholder servicing:
Class A
3,454
Class B
281
Class C
63
Class Y
9
Distribution fee:
Class A
171
Class B
335
Class C
110
Custodian fees	120
Accounting services fee	118
Legal fees	32
Audit fees	21
Other	503
Total expenses
21,016
Net investment income
8,718
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(334,069)
Realized net gain on purchased options	119
Realized net loss on foreign currency transactions	(46)
Realized net loss on investments
(333,996)
Unrealized appreciation in value of investments during the period
107,702
Net loss on investments
(226,294)
Net decrease in net assets resulting from operations
$(217,576)
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
ACCUMULATIVE FUND (In Thousands)

	For the fiscal year ended June 30,

	2003	2002

DECREASE IN NET ASSETS
Operations:
Net investment income
	$ 8,718	$ 4,222
Realized net loss on investments
	(333,996)	(417,130)
Unrealized appreciation
	107,702	53,705
Net decrease in net assets resulting from operations
	(217,576)	(359,203)
Distributions to shareholders from (Note 1E):(1)
Net investment income:

Class A
	(9,412)	(5,129)
Class B
	-	-
Class C
	-	-
Class Y
	(45)	(35)
Realized gains on securities transactions:

Class A
	-	(248,940)
Class B
	-	(4,475)
Class C
	-	(1,298)
Class Y
	-	(782)
	(9,457)	(260,659)
Capital share transactions (Note 5)	146,624	294,034
Total decrease
	(80,409)	(325,828)
NET ASSETS
Beginning of period	1,992,728	2,318,556
End of period	$1,912,319	$1,992,728
Undistributed net investment income
	$ 1,031	$ 1,816
(1)See "Financial Highlights" on pages 19 - 22. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended December 31,
	2003	2002		2000	1999	1998

Net asset value, beginning of period	$5.63	$7.60	$8.50	$9.14	$8.28	$7.77

Income (loss) from investment operations:
Net investment income
	0.03	0.01	0.02	0.07	0.03	0.10
Net realized and unrealized gain (loss) on investments
	(0.44)	(1.11)	(0.90)	1.70	2.01	1.60

Total from investment operations	(0.41)	(1.10)	(0.88)	1.77	2.04	1.70

Less distributions from:
Net investment income
	(0.03)	(0.02)	(0.02)	(0.07)	(0.03)	(0.11)
Capital gains
	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)	(1.08)

Total distributions	(0.03)	(0.87)	(0.02)	(2.41)	(1.18)	(1.19)

Net asset value, end of period	$5.19	$5.63	$7.60	$8.50	$9.14	$8.28

Total return(1)	-7.29%	-15.34%	-10.35%	20.16%	25.72%	22.62%
Net assets, end of period (in millions)	$1,836	$1,923	$2,277	$2,558	$2,247	$1,864
Ratio of expenses to average net assets	1.18%	1.10%	1.04%(2)	1.02%	0.98%	0.88%
Ratio of net investment income to average net assets	0.54%	0.22%	0.58%(2)	0.67%	0.30%	1.12%
Portfolio turnover rate	411.54%	413.51%	184.75%	384.37%	372.35%	373.78%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase. (2)Annualized. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended 12-31-00	For the period from 10-4-99(1) through 12-31-99
	2003	2002

Net asset value, beginning of period	$5.52	$7.53	$8.44	$9.12	$8.43

Income (loss) from investment operations:
Net investment income (loss)
	(0.02)	(0.03)	(0.01)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments
	(0.44)	(1.13)	(0.90)	1.66	1.85

Total from investment operations	(0.46)	(1.16)	(0.91)	1.66	1.84

Less distributions from:
Net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains
	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)

Total distributions	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)

Net asset value, end of period	$5.06	$5.52	$7.53	$8.44	$9.12

Total return	-8.33%	-16.29%	-10.78%	18.92%	22.89%
Net assets, end of period (in millions)	$53	$46	$29	$19	$3
Ratio of expenses to average net assets	2.36%	2.21%	2.12%(2)	2.02%	2.24%(2)
Ratio of net investment loss to average net assets	-0.64%	-0.90%	-0.54%(2)	-0.23%	-1.40%(2)
Portfolio turnover rate	411.54%	413.51%	184.75%	384.37%	372.35%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended December 31, 1999. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended 12-31-00	For the period from 10-6-99(1) through 12-31-99
	2003	2002

Net asset value, beginning of period	$5.52	$7.52	$8.43	$9.12	$8.53

Income (loss) from investment operations:
Net investment income (loss)
	(0.01)	(0.01)	(0.01)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments
	(0.44)	(1.14)	(0.90)	1.65	1.75

Total from investment operations	(0.45)	(1.15)	(0.91)	1.65	1.74

Less distributions from:
Net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains
	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)

Total distributions	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)

Net asset value, end of period	$5.07	$5.52	$7.52	$8.43	$9.12

Total return	-8.15%	-16.18%	-10.80%	18.81%	21.45%
Net assets, end of period (in thousands)	$16,676	$15,676	$5,775	$3,700	$347
Ratio of expenses to average net assets	2.16%	2.07%	2.11%(2)	2.10%	2.28%(2)
Ratio of net investment loss to average net assets	-0.43%	-0.77%	-0.54%(2)	-0.31%	-1.35%(2)
Portfolio turnover rate	411.54%	413.51%	184.75%	384.37%	372.35%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended December 31, 1999. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ACCUMULATIVE FUND Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended December 31,
	2003	2002		2000	1999	1998
Net asset value, beginning of period	$5.63	$7.60	$8.49	$9.14	$8.28	$7.77

Income (loss) from investment operations:
Net investment income
	0.04	0.03	0.03	0.08	0.04	0.12
Net realized and unrealized gain (loss) on investments
	(0.43)	(1.12)	(0.89)	1.70	2.01	1.59

Total from investment operations	(0.39)	(1.09)	(0.86)	1.78	2.05	1.71

Less distributions from:
Net investment income
	(0.04)	(0.03)	(0.03)	(0.09)	(0.04)	(0.12)
Capital gains
	(0.00)	(0.85)	(0.00)	(2.34)	(1.15)	(1.08)

Total distributions	(0.04)	(0.88)	(0.03)	(2.43)	(1.19)	(1.20)

Net asset value, end of period	$5.20	$5.63	$7.60	$8.49	$9.14	$8.28

Total return	-6.82%	-15.16%	-10.26%	20.39%	25.95%	22.79%
Net assets, end of period (in millions)	$6	$8	$7	$6	$5	$4
Ratio of expenses to average net assets	0.89%	0.86%	0.83%(1)	0.84%	0.80%	0.75%
Ratio of net investment income to average net assets	0.84%	0.45%	0.75%(1)	0.85%	0.49%	1.21%
Portfolio turnover rate	411.54%	413.51%	184.75%	384.37%	372.35%	373.78%
(1)Annualized See Notes to Financial Statements.

MANAGER'S DISCUSSION
 June 30, 2003
An interview with James D. Wineland, CFA, portfolio manager of
Waddell & Reed Advisors Core Investment Fund
This report relates to the operation of Waddell & Reed Advisors Core Investment Fund for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.
How did the Fund perform during the last fiscal year?
The Fund had a negative return for the year, underperforming its benchmark index. Class A shares of the Fund declined 4.84 percent without the impact of sales load, and declined 10.32 percent with the impact of sales load. This compares with the S&P 500 Index (reflecting the performance of securities that generally reflect the stock market), which increased 0.26 percent for the period, and the Lipper Large-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 1.93 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.
Why did the Fund lag its benchmark index during the fiscal year?
We believe that the Fund underperformed primarily because it remained conservatively positioned in high-quality, large-capitalization stocks during a very robust upward move in more aggressive, higher-risk stocks in the second quarter of 2003.
What other market conditions or events influenced the Fund's performance during the fiscal year?
Although the global economy remained very sluggish, key events toward the end of the fiscal year - the successful outcome to the military action in Iraq, the passage of tax cut legislation by Congress, and continued easing of interest rates by the Federal Reserve - had a significantly positive effect on the market in the second quarter of 2003. Although the Fund benefited from this upward trend, its conservative positioning limited the upside as higher-beta stocks took the lead.
What strategies and techniques did you employ that specifically affected the Fund's performance?
We maintained our strategy of conservatively positioning the portfolio in what we feel are high-quality industry leaders that are likely to maintain their competitive advantages in the years ahead. As always, we looked for large-capitalization stocks in companies that we felt had strong financial characteristics, solid management and dominant positions in their respective markets.
What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We continue to emphasize the energy, aerospace/defense, electric utilities, chemicals, and health care sectors. We also continue to emphasize dividend-paying stocks.
Looking at the market as a whole, the positives of the federal tax cut and a very accommodative monetary policy, as well as an anticipation of improved economic activity in the second half of 2003, have fueled a revival in U.S. stocks. However, we think the likelihood of this trend continuing is low without clear signs of a much stronger economy. We think the stock market is currently reflecting a stronger U.S. recovery than we are likely to experience.
 That said, our expectations are for the U.S. stock market to show limited upside in the second half of 2003. In our view, stronger consumer spending, firming employment patterns, and some upturn in corporate capital spending are critical to sustaining current stock market valuations. We believe that these positives have yet to emerge as we enter the third quarter of 2003. We do not think a meaningful improvement is about to occur in corporate capital spending, and with consumer debt at very high levels, we also have serious questions about the likelihood of a strong and sustained rebound in consumer spending. We believe that the combined stimulus of tax cuts, monetary ease, and a weaker dollar may all be needed to produce modest U.S. economic growth.
Respectfully,
James D. Wineland
Manager
Waddell & Reed Advisors
Core Investment Fund
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Core Investment Fund, Class A Shares(1)	$20,366
S&P 500 Index	$24,797
Lipper Large-Cap Core Funds Universe Average	$20,510

	Waddell &
	Reed Advisors		Lipper
	Core		Large-Cap
	Investment		Core
	Fund,	S&P	Funds
	Class A	500	Universe
	Shares	Index	Average
12-31-93	9,425	10,000	10,000
12-31-94	9,254	10,132	9,926
12-31-95	11,995	13,940	13,122
12-31-96	14,439	17,141	15,882
12-31-97	18,388	22,847	20,402
12-31-98	22,806	29,404	25,431
12-31-99	26,548	35,599	30,695
12-31-00	29,111	32,330	28,418
6-30-01	25,806	30,168	25,954
6-30-02	21,403	24,732	20,914
6-30-03	20,366	24,797	20,510

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y
1-year period ended 6-30-03	-10.32%	-9.58%	-5.60%	- 4.52%
5-year period ended 6-30-03	-2.42%	-	-	-1.01%
10-year period ended 6-30-03	8.23%	-	-	-
Since inception of Class(3) through 6-30-03	-	-5.63%	-5.02%	8.10%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)10-4-99 for Class B shares and Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
Core Investment Fund
GOALS

Seeks capital growth and income, with a primary emphasis on income.

Strategy

Invests in the common stocks of large U.S. and foreign companies with dominant market positions in their industries and that have the potential for capital appreciation or that the Fund's investment manager expects to resist market decline.

Founded

1940

Scheduled Dividend Frequency

Quarterly (March, June, September, December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003

Dividends paid	$0.03
Net asset value on 6-30-03	$4.69
6-30-02	4.95
Change per share	$(0.26)

Past performance is not necessarily indicative of future results.
SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 6-30-03	-10.32%	- 4.84%	-9.58%	-5.81%
5-year period ended 6-30-03	-2.42%	-1.26%	-	-
10-year period ended 6-30-03	8.23%	8.88%	-	-
Since inception of Class(F)	-	-	-5.63%	-5.09%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).
Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)

1-year period ended 6-30-03	-5.60%	- 4.52%
5-year period ended 6-30-03	-	-1.01%
10-year period ended 6-30-03	-	-
Since inception of Class(D)	-5.02%	8.10%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-4-99 for Class C shares and 6-19-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF CORE INVESTMENT FUND

Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors Core Investment Fund had net assets totaling $4,523,424,873 invested in a diversified portfolio of:

88.63%	Common Stocks
11.37%	Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Core Investment Fund, for every $100 you had invested on June 30, 2003, your Fund owned:
Energy Stocks	$17.42
Technology Stocks	$15.52
Financial Services Stocks	$12.75
Utilities Stocks	$12.32
Cash and Cash Equivalents	$11.37
Health Care Stocks	$10.09
Raw Materials Stocks	$ 6.91
Consumer Nondurables Stocks	$ 3.97
Consumer Services Stocks	$ 3.72
Retail Stocks	$ 2.04
Capital Goods Stocks	$ 2.01
Transportation Stocks	$ 1.88

THE INVESTMENTS OF CORE INVESTMENT FUND
June 30, 2003

COMMON STOCKS	Shares	Value

Aircraft - 8.00%
Boeing Company (The)	742,500	$ 25,482,600
Lockheed Martin Corporation	4,685,500	222,889,235
Northrop Grumman Corporation	485,400	41,885,166
Raytheon Company	2,178,300	71,535,372
		361,792,373
Aluminum - 3.36%
Alcoa Incorporated	5,967,000	152,158,500

Banks - 7.43%
Bank of America Corporation	603,800	47,718,314
U.S. Bancorp	7,120,100	174,442,450
Wells Fargo & Company	2,261,800	113,994,720
		336,155,484
Beverages - 3.00%
Anheuser-Busch Companies, Inc.	1,673,000	85,406,650
Coca-Cola Company (The)	1,085,200	50,364,132
		135,770,782
Broadcasting - 3.72%
Cox Communications, Inc., Class A*	2,633,737	84,016,210
Viacom Inc., Class B*	1,931,000	84,307,460
		168,323,670
Capital Equipment - 0.99%
Caterpillar Inc.	807,400	44,939,884

Chemicals - Petroleum and Inorganic - 1.50%
du Pont (E.I.) de Nemours and Company	1,626,500	67,727,460

Chemicals - Specialty - 2.05%
Air Products and Chemicals, Inc.	2,224,700	92,547,520

Computers - Peripherals - 4.76%
Microsoft Corporation	3,526,800	90,321,348
SAP Aktiengesellschaft, ADR	4,275,900	124,941,798
		215,263,146
Electronic Components - 2.76%
Analog Devices, Inc.*	1,815,300	63,208,746
Intel Corporation	2,961,100	61,531,658
		124,740,404
Farm Machinery - 1.02%
Deere & Company	1,010,600	46,184,420
See Notes to Schedule of Investments on page 34.
Health Care - Drugs - 6.07%
Amgen Inc.*	856,200	$ 56,903,052
Pfizer Inc.	6,369,790	217,528,329
		274,431,381
Health Care - General - 2.65%
Johnson & Johnson	1,046,900	54,124,730
Wyeth	1,448,700	65,988,285
		120,113,015

Hospital Supply and Management - 1.37%
Medtronic, Inc.	1,289,600	61,862,112

Household - General Products - 0.97%
Clorox Company (The)	1,030,500	43,950,825

Insurance - Property and Casualty - 5.32%
American International Group, Inc.	1,572,780	86,786,000
Berkshire Hathaway Inc., Class A*	1,170	84,825,000
Chubb Corporation (The)	1,151,900	69,114,000
		240,725,000
Petroleum - Canada - 1.15%
Nabors Industries Ltd.*	1,313,900	51,964,745

Petroleum - Domestic - 6.18%
Anadarko Petroleum Corporation	2,916,750	129,707,873
Burlington Resources Inc.	2,775,400	150,065,878
		279,773,751
Petroleum - International - 4.71%
Exxon Mobil Corporation	3,164,140	113,624,267
Royal Dutch Petroleum Company, NY Shares	2,131,500	99,370,530
		212,994,797
Petroleum - Services - 5.38%
Baker Hughes Incorporated	4,731,700	158,843,169
Schlumberger Limited	1,773,200	84,351,124
		243,194,293
Retail - General Merchandise - 2.04%
Kohl's Corporation*	1,798,000	92,381,240

Trucking and Shipping - 1.88%
United Parcel Service, Inc., Class B	1,333,900	84,969,430
See Notes to Schedule of Investments on page 34.
Utilities - Electric - 6.36%
Dominion Resources, Inc.	3,023,150	$ 194,297,851
Southern Company	2,992,200	93,236,952
		287,534,803

Utilities - Telephone - 5.96%
BellSouth Corporation	3,650,000	97,199,500
SBC Communications Inc.	4,017,200	102,639,460
Vodafone Group Plc, ADR	3,540,000	69,561,000
		269,399,960

TOTAL COMMON STOCKS - 88.63%		$4,008,898,995

(Cost: $3,321,670,448)

	Principal
	Amount in
SHORT-TERM SECURITIES	Thousands

Commercial Paper
Aluminum - 0.04%
Alcoa Incorporated,
1.35%, 7-1-03
	$ 2,004	2,004,000

Banks - 0.72%
Lloyds TSB Bank PLC,
1.13%, 9-3-03
	12,600	12,574,688
Wells Fargo & Company,
1.01%, 7-28-03
	20,000	19,984,850
		32,559,538
Beverages - 0.09%
Coca-Cola Company (The),
1.05%, 7-7-03
	1,000	999,825
Diageo Capital plc,
0.93%, 7-24-03
	3,000	2,998,218
		3,998,043
Chemicals - Petroleum and Inorganic - 0.72%
du Pont (E.I.) de Nemours and Company:
1.11169%, Master Note
	4,265	4,265,000
1.03%, 7-7-03
	25,000	24,995,708
0.97%, 7-18-03
	3,511	3,509,392
		32,770,100
See Notes to Schedule of Investments on page 34.
Containers - 0.22%
Bemis Company, Inc.:
1.29%, 7-1-03
	$ 9,200	$ 9,200,000
0.97%, 7-11-03
	507	506,863
		9,706,863
Electrical Equipment - 0.41%
Emerson Electric Co.,
1.06%, 7-15-03
	12,012	12,007,048
W.W. Grainger, Inc.,
0.91%, 7-25-03
	6,665	6,660,957
		18,668,005

Finance Companies - 1.43%
Caterpillar Financial Services Corp.:
1.03%, 7-3-03
	3,121	3,120,822
0.99%, 10-9-03
	10,000	9,972,500
PACCAR Financial Corp.:
0.98%, 7-11-03
	10,000	9,997,278
0.98%, 9-11-03
	10,000	9,980,400
State Street Corporation,
0.98%, 7-18-03
	10,000	9,995,372
USAA Capital Corp.:
0.9%, 7-1-03
	800	800,000
0.95%, 7-1-03
	3,770	3,770,000
1.01%, 7-1-03
	10,000	10,000,000
1.08%, 7-1-03
	7,000	7,000,000
		64,636,372
Food and Related - 0.45%
General Mills, Inc.,
1.1775%, Master Note
	337	337,000
McCormick & Co. Inc.,
1.26%, 7-8-03
	10,000	9,997,550
Sara Lee Corporation,
1.16%, 7-11-03
	10,000	9,996,778
		20,331,328
Health Care - Drugs - 1.59%
Alcon Capital Corporation (Nestle S.A.):
1.23%, 7-2-03
	16,000	15,999,453
1.22%, 7-11-03
	2,800	2,799,051
1.22%, 7-22-03
	11,000	10,992,172
GlaxoSmithKline Finance plc:
1.21%, 7-23-03
	23,000	22,982,993
1.18%, 8-19-03
	8,750	8,735,947
See Notes to Schedule of Investments on page 34.
Merck & Co., Inc.,
1.18%, 7-15-03
	$10,331	$ 10,326,259
		71,835,875
Health Care - General - 0.31%
Johnson & Johnson,
1.2%, 7-8-03
	14,182	14,178,691
Household - General Products - 1.60%
Kimberly-Clark Corporation,
1.0%, 8-27-03
	8,595	8,581,391
Kimberly-Clark Worldwide Inc.,
1.02%, 7-3-03
	20,000	19,998,867
Procter & Gamble Company (The):
0.99%, 7-23-03
	6,000	5,996,370
0.98%, 7-28-03
	10,000	9,992,650
1.0%, 7-29-03
	10,000	9,992,222
Unilever Capital Corporation:
1.18%, 7-10-03
	10,000	9,997,050
1.18%, 7-11-03
	7,879	7,876,418
		72,434,968

Petroleum - Domestic - 1.11%
Shell Finance (U.K.) PLC (Shell Petroleum Co.,
Ltd. and Shell Petroleum N.V.):
1.2%, 7-8-03
	20,000	19,995,333
1.19%, 8-6-03
	30,000	29,964,300
		49,959,633

Publishing - 0.62%
Gannett Co. Inc.:
0.95%, 7-3-03
	15,000	14,999,208
1.04%, 7-7-03
	13,000	12,997,747
		27,996,955

Utilities - Electric - 0.27%
Detroit Edison Co.,
1.37%, 7-1-03
	10,000	10,000,000
PacifiCorp,
1.04%, 7-22-03
	2,002	2,000,786
		12,000,786

Utilities - Gas and Pipeline - 0.26%
Questar Corporation:
1.23%, 7-11-03
	7,000	6,997,608
1.01%, 7-18-03
	5,000	4,997,615
		11,995,223
See Notes to Schedule of Investments on page 34.
Utilities - Telephone - 0.46%
BellSouth Corporation,
1.07%, 7-3-03
	$ 5,000	$ 4,999,703
Verizon Network Funding Corporation,
0.99%, 9-10-03
	16,000	15,968,760
		20,968,463

Total Commercial Paper - 10.30%		466,044,843

United States Government Securities
Agency Obligation - 0.20%
Federal Home Loan Bank,
1.37%, 5-3-04
	9,000	9,000,000

Treasury Obligations - 1.07%
United States Treasury Bills:
1.04%, 8-7-03
	6,500	6,493,052
1.09%, 8-7-03
	20,000	19,977,697
1.16%, 8-14-03
	15,000	14,978,825
1.035%, 8-21-03
	7,000	6,989,736
		48,439,310

Total United States Government Securities - 1.27%		57,439,310

TOTAL SHORT-TERM SECURITIES - 11.57%		$ 523,484,153

(Cost: $523,484,153)

TOTAL INVESTMENT SECURITIES - 100.20%		$4,532,383,148

(Cost: $3,845,154,601)

LIABILITIES, NET OF CASH AND OTHER ASSETS -(0.20%)		(8,958,275)

NET ASSETS - 100.00%		$4,523,424,873

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
CORE INVESTMENT FUND June 30, 2003 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $3,845,155) (Notes 1 and 3)	$4,532,383
Receivables:
Dividends and interest
5,440
Fund shares sold
2,527
Prepaid insurance premium	51
Total assets
4,540,401
LIABILITIES
Payable to Fund shareholders	14,707
Accrued shareholder servicing (Note 2)	945
Accrued service fee (Note 2)	849
Accrued management fee (Note 2)	77
Accrued distribution fee (Note 2)	53
Accrued accounting services fee (Note 2)	10
Other	335
Total liabilities
16,976
Total net assets
$4,523,425
NET ASSETS
$1.00 par value capital stock:
Capital stock
$ 964,507
Additional paid-in capital
3,792,070
Accumulated undistributed income (loss):
Accumulated undistributed net investment income
3,255
Accumulated undistributed net realized loss on investment transactions
(923,744)
Net unrealized appreciation in value of investments
687,337
Net assets applicable to outstanding units of capital
$4,523,425
Net asset value per share (net assets divided by shares outstanding):
Class A
$4.69
Class B
$4.54
Class C
$4.55
Class Y
$4.69
Capital shares outstanding:
Class A
918,201
Class B
18,045
Class C
5,379
Class Y
22,882
Capital shares authorized	1,855,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
CORE INVESTMENT FUND For the Fiscal Year Ended June 30, 2003 (In Thousands)
INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $873)
$71,620
Interest and amortization
8,228
Total income
79,848
Expenses (Note 2):
Investment management fee
28,286
Shareholder servicing:

Class A
10,309
Class B
539
Class C
130
Class Y
158
Service fee:

Class A
10,604
Class B
194
Class C
59
Distribution fee:

Class A
470
Class B
582
Class C
178
Custodian fees	243
Accounting services fee	118
Legal fees	96
Audit fees	29
Other	940
Total expenses
52,935
Net investment income
26,913
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(296,658)
Realized net gain on foreign currency transactions	326
Realized net loss on investments
(296,332)
Unrealized depreciation in value of investments during the period
(47,489)
Net loss on investments
(343,821)
Net decrease in net assets resulting from operations
$(316,908)
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
CORE INVESTMENT FUND (In Thousands)

	For the Fiscal Year Ended June 30,
	2003	2002
DECREASE IN NET ASSETS
Operations:
Net investment income
	$ 26,913	$ 12,330
Realized net loss on investments
	(296,332)	(251,267)
Unrealized depreciation
	(47,489)	(979,274)
Net decrease in net assets resulting from operations
	(316,908)	(1,218,211)
Distributions to shareholders from (Note 1E):(1)
Net investment income:

Class A
	(27,936)	(11,525)
Class B
	-	-*
Class C
	-	-
Class Y
	(1,019)	(732)
Realized gains on securities transactions:

Class A
	-	(278,778)
Class B
	-	(3,990)
Class C
	-	(1,071)
Class Y
	-	(6,596)
	(28,955)	(302,692)
Capital share transactions (Note 5)	(724,496)	(262,964)
Total decrease
	(1,070,359)	(1,783,867)
NET ASSETS
Beginning of period
	5,593,784	7,377,651
End of period
	$4,523,425	$5,593,784
Undistributed net investment income
	$ 3,255	$ 4,971
*Not shown due to rounding. (1)See "Financial Highlights" on pages 38-41. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:(1)

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended December 31,
	2003	2002		2000	1999

Net asset value, beginning of period	$4.95	$6.27	$7.08	$8.13	$7.52

Income (loss) from investment operations:
Net investment income
	0.03	0.01	0.00	0.01	0.08
Net realized and unrealized gain (loss) on investments
	(0.26)	(1.06)	(0.80)	0.77	1.13

Total from investment operations	(0.23)	(1.05)	(0.80)	0.78	1.21

Less distributions from:
Net investment income
	(0.03)	(0.01)	(0.01)	(0.01)	(0.08)
Capital gains
	(0.00)	(0.26)	(0.00)	(1.82)	(0.52)

Total distributions	(0.03)	(0.27)	(0.01)	(1.83)	(0.60)

Net asset value, end of period	$4.69	$4.95	$6.27	$7.08	$8.13

Total return(2)	- 4.84%	-17.06%	-11.35%	9.65%	16.41%
Net assets, end of period (in millions)	$4,310	$5,348	$7,097	$8,219	$8,102
Ratio of expenses to average net assets	1.13%	1.04%	0.98%(3)	0.94%	0.94%
Ratio of net investment income to average net assets	0.60%	0.20%	0.14%(3)	0.12%	0.94%
Portfolio turnover rate	40.70%	26.70%	15.48%	48.05%	53.79%
(1)Per share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:
	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended	For the period from 10-4-99(1) through
	2003	2002		12-31-00	12-31-99

Net asset value, beginning of period	$4.82	$6.16	$6.99	$8.13	$7.77

Income (loss) from investment operations:
Net investment loss
	(0.03)	(0.03)	(0.02)	(0.04)	(0.00)
Net realized and unrealized gain (loss) on investments
	(0.25)	(1.05)	(0.81)	0.72	0.88

Total from investment operations	(0.28)	(1.08)	(0.83)	0.68	0.88

Less distributions from:
Net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains
	(0.00)	(0.26)	(0.00)	(1.82)	(0.52)

Total distributions	(0.00)	(0.26)	(0.00)	(1.82)	(0.52)

Net asset value, end of period	$4.54	$4.82	$6.16	$6.99	$8.13

Total return	-5.81%	-18.05%	-11.87%	8.43%	11.53%
Net assets, end of period (in millions)	$82	$88	$86	$72	$13
Ratio of expenses to average net assets	2.35%	2.17%	2.07%(2)	1.98%	2.18%(2)
Ratio of net investment loss to average net assets	-0.61%	-0.92%	-0.93%(2)	-0.91%	-0.59%(2)
Portfolio turnover rate	40.70%	26.70%	15.48%	48.05%	53.79%(3)
(1) Commencement of operations of the class. (2) Annualized. (3) For the fiscal year ended December 31, 1999. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended 12-31-00	For the period from 10-4-99(1) through 12-31-99
	2003	2002

Net asset value, beginning of period	$4.82	$6.16	$6.99	$8.13	$7.77

Income (loss) from investment operations:
Net investment loss
	(0.02)	(0.01)	(0.02)	(0.03)	(0.00)
Net realized and unrealized gain (loss) on investments
	(0.25)	(1.07)	(0.81)	0.71	0.88

Total from investment operations	(0.27)	(1.08)	(0.83)	0.68	0.88

Less distributions from:
Net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains
	(0.00)	(0.26)	(0.00)	(1.82)	(0.52)

Total distributions	(0.00)	(0.26)	(0.00)	(1.82)	(0.52)

Net asset value, end of period	$4.55	$4.82	$6.16	$6.99	$8.13

Total return	-5.60%	-18.05%	-11.87%	8.46%	11.53%
Net assets, end of period (in millions)	$24	$26	$19	$16	$1
Ratio of expenses to average net assets	2.20%	2.11%	2.10%(2)	2.01%	2.23%(2)
Ratio of net investment loss to average net assets	-0.45%	-0.85%	-0.96%(2)	-0.95%	-0.63%(2)
Portfolio turnover rate	40.70%	26.70%	15.48%	48.05%	53.79%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended December 31, 1999. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CORE INVESTMENT FUND Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:(1)

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended December 31,
	2003	2002		2000	1999	1998

Net asset value, beginning of period	$4.96	$6.27	$7.09	$8.13	$7.52	$7.59

Income (loss) from investment operations:
Net investment income
	0.04	0.03	0.01	0.03	0.10	0.24
Net realized and unrealized gain (loss) on investments
	(0.27)	(1.05)	(0.81)	0.77	1.13	1.66

Total from investment operations	(0.23)	(1.02)	(0.80)	0.80	1.23	1.90

Less distributions from:
Net investment income
	(0.04)	(0.03)	(0.02)	(0.02)	(0.10)	(0.23)
Capital gains
	(0.00)	(0.26)	(0.00)	(1.82)	(0.52)	(1.74)

Total distributions	(0.04)	(0.29)	(0.02)	(1.84)	(0.62)	(1.97)

Net asset value, end of period	$4.69	$4.96	$6.27	$7.09	$8.13	$7.52

Total return	- 4.52%	-16.78%	-11.33%	9.88%	16.67%	24.27%
Net assets, end of period (in millions)	$107	$132	$176	$210	$283	$399
Ratio of expenses to average net assets	0.80%	0.77%	0.74%(2)	0.74%	0.73%	0.71%
Ratio of net investment income to average net assets	0.94%	0.48%	0.38%(2)	0.33%	1.18%	1.29%
Portfolio turnover rate	40.70%	26.70%	15.48%	48.05%	53.79%	49.29%
(1)Per share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998. (2)Annualized. See Notes to Financial Statements.

MANAGER'S DISCUSSION
 June 30, 2003
An interview with Zachary H. Shafran, portfolio manager of
Waddell & Reed Advisors Science and Technology Fund
This report relates to the operation of Waddell & Reed Advisors Science and Technology Fund for the fiscal year ended June 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.
How did the Fund perform during the last fiscal year?
The Fund showed a positive return (before sales load impact) for the fiscal year, but underperformed its benchmark index. Class A shares of the Fund increased 0.82 percent before the impact of sales load, and declined 4.98 percent with the impact of sales load. This compares with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which increased 8.61 percent for the year, and the Lipper Science & Technology Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 7.47 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.
Why did the Fund lag its benchmark index during the fiscal year?
Over the past several years, our efforts to preserve capital have been at the forefront of our strategy. Accordingly, we have until recently maintained a defensive position in a significant portion of the Fund as well as a rather large cash-reserve position. These factors led to underperformance relative to the benchmark when a strong, yet lower quality-led market rally occurred late in calendar year 2002 and again in the second quarter of 2003.
What other market conditions or events influenced the Fund's performance during the fiscal year?
When considering the overall environment, the first two quarters of the fiscal year were not dramatically different than the prior two years in our opinion. Interest rates continued to fall and the money supply continued to rise as the Federal Reserve remained staunch in its efforts to generate economic growth. The consumer remained strong, aided by low interest rates that helped bolster the housing market. Corporations continued to restructure both their balance sheets and their operations. The second half of the fiscal year brought with it the war in Iraq, which generally turned out as expected with no major fallout in the form of major terrorist attacks, as many had feared. Signs of stability and yet more stimulus brought signs of improvement and hopes for a meaningful recovery.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Throughout most of the year, we remained unconvinced of true fundamental economic improvement. As such, we remained defensive in many of our holdings, including a substantial cash reserve. Late in the year we began to shift more of the Fund's assets into science and technology positions that we believed were more leveraged toward an improving economy. This shift included reducing our cash reserve.

 What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Given our defensive outlook during most of the year, we focused on companies with more stable recurring revenue streams that we felt were less sensitive to the overall economy. Examples include computer services and hospital management. During the coming year, we intend to increase our exposure in industries such as biotechnology and wireless-related companies. We will also continue to focus on individual companies that, in our view, are best positioned in their respective industries to benefit from advances in science and technology.
Respectfully,
Zachary H. Shafran
Manager
Waddell & Reed Advisors
Science and Technology Fund
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Science and Technology Fund, Class A Shares(1)	$35,752
S&P 400 Industrials Index	$23,951
Goldman Sachs Technology Industry Composite Index	$27,108
Lipper Science & Technology Funds Universe Average	$25,982

	Waddell &
	Reed Advisors		Goldman	Lipper
	Science and		Sachs	Science &
	Technology	S&P	Technology	Technology
	Fund,	400	Industry	Funds
	Class A	Industrials	Composite	Universe
	Shares	Index	Index	Average
12-31-93	9,425	10,000		10,000
12-31-94	10,347	10,380		11,569
12-31-95	16,076	13,972		16,603
12-31-96	18,225	15,147	18,225	18,732
04-30-97	17,419	17,188	21,257	20,206
12-31-97	18,677	22,562	26,264	22,757
12-31-98	29,755	30,200	44,418	35,126
12-31-99	60,383	38,068	83,887	80,625
12-31-00	51,951	31,822	52,147	55,988
6-30-01	44,182	29,466	43,316	42,940
6-30-02	35,461	23,807	24,958	24,176
6-30-03	35,752	23,951	27,108	25,982

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Please note that the Goldman Sachs Technology Industry Composite Index was added as the Fund's benchmark index in the December 31, 2000 Annual Report. Prior to that time the S&P 400 Industrials Index was used as the Fund's benchmark index. For comparison purposes, we will present both indexes in this chart until the Goldman Sachs index has a full 10-year history.
Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-03	- 4.98%	- 4.69%	-0.71%	1.21%
5-year period ended 6-30-03	6.73%	-	-	8.39%
10-year period ended 6-30-03	14.55%	-	-	-
Since inception of Class(3) through 6-30-03	-	-3.42%	-2.90%	11.07%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)10-4-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

Science and Technology Fund

GOAL

Seeks long-term capital growth.
Strategy

Concentrates its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of the Fund's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries.

Founded

1950

Scheduled Dividend Frequency

Semiannually (June and December)

Performance Summary - Class A Shares
Per Share Data
For the Fiscal Year Ended June 30, 2003

Net asset value on 6-30-03	$7.36
6-30-02	7.30
Change per share	$0.06

Past performance is not necessarily indicative of future results.
SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return(A)	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 6-30-03	- 4.98%	0.82%	- 4.69%	-0.71%
5-year period ended 6-30-03	6.73%	8.00%	-	-
10-year period ended 6-30-03	14.55%	15.23%	-	-
Since inception of Class(F)	-	-	-3.42%	-2.93%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).
Average Annual Total Return(A)
Period	Class C(B)	Class Y(C)

1-year period ended 6-30-03	-0.71%	1.21%
5-year period ended 6-30-03	-	8.39%
10-year period ended 6-30-03	-	-
Since inception of Class(D)	-2.90%	11.07%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)10-4-99 for Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Investing in companies involved in one specified sector may involve a greater degree of risk than an investment with greater diversification.

A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings. No assurance can be given that the Fund will continue to be able to invest in such offerings to the same extent as it has in the past or that future offerings in which the Fund invests will have as equally beneficial impact on performance.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY FUND

Portfolio Highlights

On June 30, 2003, Waddell & Reed Advisors Science and Technology Fund had net assets totaling $1,757,184,423 invested in a diversified portfolio of:

85.97%	Common Stocks
14.03%	Cash and Cash Equivalents and Options

As a shareholder of Waddell & Reed Advisors Science and Technology Fund,
for every $100 you had invested on June 30, 2003, your Fund owned:
Health Care Stocks	$31.90
Technology Stocks	$23.21
Cash and Cash Equivalents and Options	$14.03
Energy Stocks	$ 7.95
Business Equipment and Services Stocks	$ 7.50
Multi-Industry Stocks	$ 3.78
Miscellaneous Stocks	$ 3.28
Utilities Stocks	$ 3.10
Raw Materials Stocks	$ 2.99
Consumer Services Stocks	$ 2.26

THE INVESTMENTS OF SCIENCE AND TECHNOLOGY FUND
June 30, 2003

COMMON STOCKS	Shares	Value

Aircraft - 3.78%
Northrop Grumman Corporation	570,000	$ 49,185,300
Raytheon Company	526,400	17,286,976
		66,472,276
Broadcasting - 0.97%
Adelphia Communications Corporation,
Class A*	3,095,300	843,469
Cox Communications, Inc., Class A*	509,300	16,246,670
		17,090,139
Business Equipment and Services - 6.92%
BearingPoint, Inc.*	2,109,400	20,355,710
CheckFree Corporation*	346,200	9,645,132
Edison Schools Inc.*	3,338,100	5,023,840
Euronet Worldwide, Inc.*	1,890,450	20,275,076
Henry (Jack) & Associates, Inc.	293,900	5,244,646
Pall Corporation	2,048,050	46,081,125
RSA Security Inc.*	1,397,900	15,069,362
		121,694,891

Capital Equipment - 0.74%
Cooper Cameron Corporation*	257,300	12,962,774

Communications Equipment - 2.44%
ADC Telecommunications, Inc.*	2,487,900	5,784,367
Cisco Systems, Inc.*	1,458,800	24,354,666
Emulex Corporation*	558,500	12,717,045
		42,856,078

Computers - Main and Mini - 0.46%
Cray Inc.*	1,015,000	8,003,275

Computers - Peripherals - 7.56%
Check Point Software Technologies Ltd.*	693,100	13,518,916
Electronics for Imaging, Inc.*	479,600	9,733,482
Microsoft Corporation	372,500	9,539,725
Palm, Inc.*	499,100	8,045,492
PeopleSoft, Inc.*	940,100	16,536,359
Seagate Technology*	570,600	10,071,090
Symbol Technologies, Inc.	5,027,600	65,409,076
		132,854,140

Consumer Electronics - 0.97%
Sony Corporation, ADR	607,400	17,007,200
See Notes to Schedule of Investments on page 53.
Electronic Components - 6.07%
AU Optronics Corp., ADR*	1,306,800	$ 9,043,056
Advanced Micro Devices Inc.*	702,200	4,501,102
Agere Systems Inc., Class A*	7,123,400	16,597,522
Artisan Components, Inc.*	54,666	1,228,618
IXYS Corporation*	1,072,610	8,559,428
Infineon Technologies AG, ADR*	866,500	8,309,735
Intersil Corporation, Class A*	377,600	10,044,160
MEMC Electronic Materials, Inc.*	590,000	5,782,000
Microchip Technology Incorporated	616,900	15,157,233
Micron Technology, Inc.*	338,109	3,932,208
United Microelectronics Corporation*	6,247,690	23,428,838
		106,583,900

Electronic Instruments - 2.42%
Applied Materials, Inc.*	1,982,600	31,414,297
Photronics, Inc.*	648,800	11,198,288
		42,612,585

Health Care - Drugs - 16.52%
Affymetrix, Inc.*	735,200	14,483,440
Alcon, Inc.	1,419,700	64,880,290
Amylin Pharmaceuticals, Inc.*	632,300	13,882,147
Forest Laboratories, Inc.*	700,000	38,325,000
Genzyme Corporation - General Division*	1,277,100	53,133,746
IVAX Corporation*	1,949,700	34,802,145
Incyte Corporation*	1,800,000	8,541,000
Pfizer Inc.	1,110,500	37,923,575
Serono S.A., ADR	587,100	8,548,176
SICOR Inc.*	776,499	15,739,635
		290,259,154

Health Care - General - 1.78%
ALARIS Medical, Inc.*	1,051,700	13,619,515
Boston Scientific Corporation*	289,100	17,664,010
		31,283,525

Hospital Supply and Management - 13.60%
Anthem, Inc.*	842,000	64,960,300
Guidant Corporation	696,500	30,917,635
HCA Inc. (A)	2,267,800	72,660,312
Province Healthcare Company*	4,003,600	44,319,852
United Surgical Partners International, Inc.*	412,232	9,308,199
VCA Antech, Inc.*	856,500	16,744,575
		238,910,873

Multiple Industry - 3.78%
Garmin Ltd.*	1,021,800	40,759,602
Research In Motion Limited*	1,186,900	25,637,040
		66,396,642
See Notes to Schedule of Investments on page 53.
Petroleum - Domestic - 6.57%
Apache Corporation	282,671	$ 18,390,575
Burlington Resources Inc.	638,933	34,547,107
Newfield Exploration Company*	165,060	6,198,003
Noble Energy, Inc.	911,400	34,450,920
Unocal Corporation	761,400	21,844,566
		115,431,171

Petroleum - Services - 1.38%
Baker Hughes Incorporated	722,000	24,237,540

Publishing - 1.29%
Getty Images, Inc.*	547,500	22,611,750

Retail - General Merchandise - 1.57%
Amazon.com, Inc.*	758,600	27,594,075

Steel - 0.37%
Lone Star Technologies, Inc.*	308,725	6,538,795

Timesharing and Software - 2.49%
ARM Holdings plc, ADR*	2,476,400	8,407,378
Alliance Data Systems Corporation*	646,300	15,123,420
Manhattan Associates, Inc.*	318,338	8,264,054
Micromuse Inc.*	1,508,200	11,975,108
		43,769,960

Utilities - Telephone - 4.29%
Nextel Partners, Inc., Class A*	1,693,000	12,418,155
Nokia Corporation, Series A, ADR	513,300	8,433,519
Sprint Corporation - PCS Group*	1,751,700	10,072,275
Vodafone Group Plc, ADR	2,262,500	44,458,125
		75,382,074

TOTAL COMMON STOCKS - 85.97%		$1,510,552,817

(Cost: $1,646,961,013)

	Number of Contracts
PUT OPTIONS - 0.34%

HCA Inc., September 32.5,
Expires 9-20-03
	12,734	3,512,037
HCA Inc., October 32.5,
Expires 10-18-03
	8,488	2,461,520
(Cost: $5,990,832)		$ 5,973,557
See Notes to Schedule of Investments on page 53.

SHORT-TERM SECURITIES	Principal Amount in Thousands	Value

Commercial Paper

Aluminum - 0.09%
Alcoa Incorporated,
1.35%, 7-1-03
	$ 1,497	$ 1,497,000

Banks - 1.25%
Citicorp,
1.03%, 7-31-03
	7,000	6,993,992
Wells Fargo & Company,
1.01%, 7-28-03
	15,000	14,988,638
		21,982,630
Beverages - 1.19%
Coca-Cola Company (The),
1.2%, 7-7-03
	18,000	17,996,400
Diageo Capital plc,
0.93%, 7-24-03
	3,000	2,998,218
		20,994,618

Chemicals - Petroleum and Inorganic - 0.35%
du Pont (E.I.) de Nemours and Company:
1.11169%, Master Note
	24	24,000
0.97%, 7-18-03
	6,090	6,087,210
		6,111,210

Containers - 0.41%
Bemis Company, Inc.:
1.05%, 7-10-03
	6,000	5,998,425
0.96%, 7-11-03
	1,115	1,114,703
		7,113,128

Electrical Equipment - 0.91%
Emerson Electric Co.,
1.06%, 7-15-03
	16,000	15,993,404

Finance Companies - 0.11%
USAA Capital Corp.,
1.08%, 7-1-03
	1,995	1,995,000

Food and Related - 0.94%
General Mills, Inc.,
1.1775%, Master Note
	14	14,000
McCormick & Co. Inc.,
1.17%, 7-1-03
	10,000	10,000,000
Sara Lee Corporation,
1.16%, 7-11-03
	6,500	6,497,906
		16,511,906
See Notes to Schedule of Investments on page 53.
Health Care - Drugs - 2.61%
Abbott Laboratories,
0.88%, 7-22-03
	$ 4,876	$ 4,873,497
Merck & Co., Inc.,
1.19%, 7-9-03
	20,000	19,994,711
Pfizer Inc.:
1.19%, 7-1-03
	11,000	11,000,000
0.93%, 8- 4-03
	10,000	9,991,217
		45,859,425

Household - General Products - 1.83%
Kimberly-Clark Corporation,
1.0%, 8-27-03
	6,636	6,625,493
Kimberly-Clark Worldwide Inc.,
1.18%, 7-8-03
	9,000	8,997,917
Procter & Gamble Company (The):
0.99%, 7-23-03
	6,500	6,496,068
0.98%, 7-28-03
	10,000	9,992,650
		32,112,128

Petroleum - Domestic - 0.63%
Shell Finance (U.K.) PLC (Shell Petroleum Co.,Ltd.
and Shell Petroleum N.V.):
1.2%, 7-8-03
	5,000	4,998,833
1.19%, 8-6-03
	6,000	5,992,860
		10,991,693
Publishing - 0.85%
Gannett Co., Inc.,
0.95%, 7-3-03
	15,000	14,999,208

Restaurants - 0.28%
McDonald's Corporation,
1.0%, 7-3-03
	5,000	4,999,722

Retail - General Merchandise - 0.31%
May Department Stores Company (The),
1.13%, 7-10-03
	5,452	5,450,460

Utilities - Electric - 0.57%
Detroit Edison Co.,
1.37%, 7-1-03
	10,000	10,000,000
See Notes to Schedule of Investments on page 53.
Utilities - Telephone - 1.00%
Verizon Network Funding Corporation,
1.0%, 8-14-03
	$17,600	$ 17,578,489

Total Commercial Paper - 13.33%		234,190,021

United States Government Securities - 0.90%
Treasury Obligations
United States Treasury Bills:
1.16%, 8-14-03
	10,000	9,985,883
1.035%, 8-21-03
	5,901	5,892,348
		15,878,231

TOTAL SHORT-TERM SECURITIES - 14.23%		$ 250,068,252

(Cost: $250,068,252)

TOTAL INVESTMENT SECURITIES - 100.54%		$1,766,594,626

(Cost: $1,903,020,097)

LIABILITIES, NET OF CASH AND OTHER ASSETS -(0.54%)		(9,410,203)

NET ASSETS - 100.00%		$1,757,184,423

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
(A)As of June 30, 2003, all or a portion of this security was used as cover for the following written call option (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Sox Index	2,962	July/340	$6,208,589	$7,345,760

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
SCIENCE AND TECHNOLOGY FUND June 30, 2003 (In Thousands)

ASSETS
Investment securities - at value (cost - $1,903,020) (Notes 1 and 3)	$1,766,595
Cash	39
Receivables:
Investment securities sold
20,846
Fund shares sold
1,568
Dividends and interest
438
Prepaid insurance premium	13
Total assets
1,789,499
LIABILITIES
Payable for investment securities purchased	18,981
Outstanding written call options - at value (Note 6)	7,346
Payable to Fund shareholders	4,717
Accrued shareholder servicing (Note 2)	557
Accrued service fee (Note 2)	328
Accrued management fee (Note 2)	41
Accrued distribution fee (Note 2)	23
Accrued accounting services fee (Note 2)	10
Other	312
Total liabilities
32,315
Total net assets
$1,757,184
NET ASSETS
$1.00 par value capital stock:
Capital stock
$ 239,149
Additional paid-in capital
1,799,943
Accumulated undistributed loss:
Accumulated undistributed net investment loss
(49)
Accumulated undistributed net realized loss on investment transactions
(144,298)
Net unrealized depreciation in value of securities
(136,407)
Net unrealized depreciation in value of written options
(1,137)
Net unrealized depreciation in value of purchased options
(17)
Net assets applicable to outstanding units of capital
$1,757,184
Net asset value per share (net assets divided by shares outstanding):
Class A
$7.36
Class B
$6.95
Class C
$6.96
Class Y
$7.56
Capital shares outstanding:
Class A
229,992
Class B
7,304
Class C
1,048
Class Y
805
Capital shares authorized	490,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
SCIENCE AND TECHNOLOGY FUND For the Fiscal Year Ended June 30, 2003 (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization
$ 7,407
Dividends (net of foreign withholding taxes of $415)
6,841
Total income
14,248
Expenses (Note 2):
Investment management fee
14,506
Shareholder servicing:

Class A
5,880
Class B
534
Class C
75
Class Y
11
Service fee:

Class A
3,939
Class B
115
Class C
17
Distribution fee:

Class A
220
Class B
345
Class C
50
Custodian fees	130
Accounting services fee	118
Legal fees	31
Audit fees	22
Other	405
Total expenses
26,398
Net investment loss
(12,150)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(30,247)
Realized net gain on written options	1,425
Realized net loss on purchased options	(12,407)
Realized net loss on foreign currency transactions	(228)
Realized net loss on investments
(41,457)
Unrealized appreciation in value of securities during the period	53,028
Unrealized depreciation in value of written options during the period	(2,916)
Unrealized depreciation in value of purchased options during the period	(17)
Unrealized appreciation in value of investments during the period
50,095
Net gain on investments
8,638
Net decrease in net assets resulting from operations
$ (3,512)
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
SCIENCE AND TECHNOLOGY FUND (In Thousands)

	For the Fiscal Year Ended June 30,
	2003	2002

DECREASE IN NET ASSETS
Operations:
Net investment loss
	$ (12,150)	$ (10,220)
Realized net loss on investments
	(41,457)	(101,818)
Unrealized appreciation (depreciation)
	50,095	(396,777)
Net decrease in net assets resulting from operations
	(3,512)	(508,815)
Distributions to shareholders from (Note 1E):(1)
Net investment income:

Class A
	-	(1,873)
Class B
	-	-
Class C
	-	-
Class Y
	-	(40)
Realized gains on securities transactions:

Class A
	-	(42,485)
Class B
	-	(997)
Class C
	-	(156)
Class Y
	-	(260)
	-	(45,811)
Capital share transactions (Note 5)	(221,939)	(216,338)
Total decrease
	(225,451)	(770,964)
NET ASSETS
Beginning of period
	1,982,635	2,753,599
End of period
	$1,757,184	$1,982,635
Undistributed net investment loss
	$ (49)	$ (37)
(1)See "Financial Highlights" on pages 57 - 60. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND Class A Shares For a Share of Capital Stock Outstanding Throughout Each Period:(1)

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended December 31,
	2003	2002		2000	1999	1998

Net asset value, beginning of period	$7.30	$9.26	$10.90	$18.43	$ 9.91	$6.71

Income (loss) from investment operations:
Net investment income (loss)
	(0.04)	(0.03)	0.01	0.01	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments
	0.10	(1.76)	(1.64)	(2.37)	10.12	3.93

Total from investment operations	0.06	(1.79)	(1.63)	(2.36)	10.03	3.90

Less distributions from:
Net investment income
	(0.00)	(0.01)	(0.01)	(0.00)	(0.00)	(0.00)
Capital gains
	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)	(0.70)

Total distributions	(0.00)	(0.17)	(0.01)	(5.17)	(1.51)	(0.70)

Net asset value, end of period	$7.36	$7.30	$ 9.26	$10.90	$18.43	$9.91

Total return(2)	0.82%	-19.74%	-14.95%	-13.97%	102.93%	59.31%
Net assets, end of period (in millions)	$1,693	$1,912	$2,658	$3,224	$3,744	$1,668
Ratio of expenses to average net assets	1.48%	1.38%	1.32%(3)	1.21%	1.16%	1.05%
Ratio of net investment income (loss) to average net assets	-0.66%	-0.38%	0.28%(3)	0.04%	-0.79%	-0.37%
Portfolio turnover rate	90.07%	70.44%	52.06%	80.14%	40.35%	55.70%
(1)Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND Class B Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended 12-31-00	For the period from 10-4-99(1) through 12-31-99
	2003	2002

Net asset value, beginning of period	$7.00	$9.00	$10.66	$18.37	$12.64
Income (loss) from investment operations:
Net investment loss
	(0.13)	(0.13)	(0.04)	(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments
	0.08	(1.71)	(1.62)	(2.41)	7.28

Total from investment operations	(0.05)	(1.84)	(1.66)	(2.54)	7.24

Less distributions from:
Net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains
	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)

Total distributions	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)

Net asset value, end of period	$6.95	$7.00	$ 9.00	$10.66	$18.37

Total return	-0.71%	-20.83%	-15.57%	-15.01%	58.62%
Net assets, end of period (in millions)	$51	$49	$56	$57	$17
Ratio of expenses to average net assets	3.05%	2.83%	2.69%(2)	2.45%	2.64%(2)
Ratio of net investment loss to average net assets	-2.23%	-1.84%	-1.10%(2)	-1.00%	-2.35%(2)
Portfolio turnover rate	90.07%	70.44%	52.06%	80.14%	40.35%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended December 31, 1999. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND Class C Shares For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the fiscal period ended 6-30-01	For the fiscal year ended 12-31-00	For the period from 10-4-99(1) through 12-31-99
	2003	2002

Net asset value, beginning of period	$7.01	$9.01	$10.67	$18.38	$12.64

Income (loss) from investment operations:
Net investment loss
	(0.14)	(0.14)	(0.04)	(0.13)	(0.04)
Net realized and unrealized gain (loss) on investments
	0.09	(1.70)	(1.62)	(2.41)	7.29

Total from investment operations	(0.05)	(1.84)	(1.66)	(2.54)	7.25
Less distributions from:
Net investment income
	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Capital gains
	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)

Total distributions	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)
Net asset value, end of period	$6.96	$7.01	$ 9.01	$10.67	$18.38

Total return	-0.71%	-20.80%	-15.56%	-15.01%	58.70%
Net assets, end of period (in millions)	$7	$7	$9	$9	$3
Ratio of expenses to average net assets	3.03%	2.80%	2.71%(2)	2.42%	2.42%(2)
Ratio of net investment loss to average net assets	-2.21%	-1.82%	-1.12%(2)	-1.00%	-2.19%(2)
Portfolio turnover rate	90.07%	70.44%	52.06%	80.14%	40.35%(3)
(1)Commencement of operations of the class. (2)Annualized. (3)For the fiscal year ended December 31, 1999. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SCIENCE AND TECHNOLOGY FUND Class Y Shares For a Share of Capital Stock Outstanding Throughout Each Period:(1)

	For the fiscal year ended June 30,		For the fiscal period ended6-30-01	For the fiscal year ended December 31,
	2003	2002		2000	1999	1998

Net asset value, beginning of period	$7.47	$9.44	$11.12	$18.65	$ 9.98	$6.74

Income (loss) from investment operations:
Net investment income (loss)
	0.16	0.05	0.01	0.02	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments
	(0.07)	(1.84)	(1.66)	(2.38)	10.22	3.95

Total from investment operations	0.09	(1.79)	(1.65)	(2.36)	10.18	3.94

Less distributions from:
Net investment income
	(0.00)	(0.02)	(0.03)	(0.00)	(0.00)	(0.00)

Capital gains
	(0.00)	(0.16)	(0.00)	(5.17)	(1.51)	(0.70)

Total distributions	(0.00)	(0.18)	(0.03)	(5.17)	(1.51)	(0.70)
Net asset value, end of period	$7.56	$7.47	$ 9.44	$11.12	$18.65	$9.98

Total return	1.21%	-19.32%	-14.87%	-13.80%	103.72%	59.71%
Net assets, end of period (in millions)	$6	$15	$31	$27	$31	$6
Ratio of expenses to average net assets	1.03%	1.02%	1.00%(2)	0.98%	0.95%	0.79%
Ratio of net investment income (loss) to average net assets	-0.19%	-0.01%	0.58%(2)	0.26%	-0.59%	-0.12%
Portfolio turnover rate	90.07%	70.44%	52.06%	80.14%	40.35%	55.70%
(1)Per share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998. (2)Annualized. See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
 June 30, 2003

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (the "Funds") are three of those mutual funds and are the only funds included in these financial statements. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2003, Accumulative Fund reclassified $39,658,815 between additional paid-in capital and accumulated undistributed net realized loss. Also at June 30, 2003, Science and Technology Fund reclassified $12,365,531 between additional paid-in capital and accumulated undistributed net investment loss. Net investment income, net realized gains and net assets were not affected by this change.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 - Investment Management And Payments To Affiliated Persons
Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:
Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Core Investment Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%
Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

%
 Each Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At June 30, 2003, additional security costs, included in other expenses, were as follows:
Accumulative Fund	$111,364
Core Investment Fund	293,007
Science and Technology Fund	114,195

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of each Fund's records, pricing of each Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (all dollars in millions)			Annual Fee Rate for Each Level
From	$ 0 to	$ 10	$ 0
From	$ 10 to	$ 25	$ 11,000
From	$ 25 to	$ 50	$ 22,000
From	$ 50 to	$ 100	$ 33,000
From	$ 100 to	$ 200	$ 44,000
From	$ 200 to	$ 350	$ 55,000
From	$ 350 to	$ 550	$ 66,000
From	$ 550 to	$ 750	$ 77,000
From	$ 750 to	$1000	$ 93,500
From	$ 1000	and Over	$110,000

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.
For Class A, Class B and Class C shares, the Corporation pays WRSCO a per account charge for shareholder servicing for each shareholder account which was in existence at any time during the prior month. The monthly fee is as follows: Accumulative Fund and Science and Technology Fund - $1.5292; Core Investment Fund - $1.5792. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.
As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended June 30, 2003, W&R received the following amounts in gross sales commissions and deferred sales charges.
		CDSC
	Gross Sales Commissions	Class B	Class C

Accumulative Fund	$4,154,177	$107,885	$2,335
Core Investment Fund	7,127,958	223,293	6,502
Science and Technology Fund	3,582,943	118,840	1,118

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended June 30, 2003, W&R paid the following amounts: Accumulative Fund - $2,794,000; Core Investment Fund - $4,422,084 and Science and Technology Fund - $2,298,754.
Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.
Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.
Accumulative Fund, Core Investment Fund and Science and Technology Fund paid Directors' fees of $87,414, $242,134 and $90,679, respectively, which are included in other expenses.
W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 - Investment Securities Transactions
Investment securities transactions for the period ended June 30, 2003 are summarized as follows:
	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Purchases of investment securities, excluding short-term and United States Government securities	$6,135,424,020	$1,666,492,724	$1,418,785,011
Purchases of short-term securities	15,535,852,574	18,494,654,884	17,240,699,638
Purchases of United States Government securities	104,494,141	-	-
Purchases of options	472,201	-	105,815,259
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	5,931,483,938	2,124,231,945	1,130,261,080
Proceeds from maturities and sales of short-term securities	15,587,761,514	18,685,687,565	17,834,743,735
Proceeds from United States Government Securities	104,539,063	-	-
Proceeds from options	591,682	-	103,111,009

For Federal income tax purposes, cost of investments owned at June 30, 2003 and the related appreciation (depreciation) were as follows:
	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Accumulative Fund	$1,980,596,263	$ 66,877,835	$ 46,913,734	$ 19,964,101
Core Investment Fund	3,845,166,401	789,787,229	102,570,482	687,216,747
Science and Technology Fund	1,903,366,351	179,761,294	316,533,019	(136,771,725)

NOTE 4 - Federal Income Tax Matters
For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2003 and the related capital loss carryover and post-October activity were as follows:
	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Net ordinary income	$ 8,729,853	$ 27,099,873	$ -
Distributed ordinary income	9,457,424	28,954,583	-
Undistributed ordinary income	1,274,029	3,577,716	-
Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-
Capital loss carryover	519,119,055	491,436,859	99,015,035
Post-October losses deferred	25,902,298	-	-

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").
Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.
	Accumulative Fund	Core Investment Fund	Science and Technology Fund

June 30, 2008	$ 26,361,227	$ -	$ -
June 30, 2009	38,082,584	376,096,551	-
June 30, 2010	145,393,439	56,402,068	44,938,292
June 30, 2011	519,119,055	491,436,859	99,015,035

Total carryover	$728,956,305	$923,935,478	$143,953,327

Ivy Growth Fund was merged into Accumulative Fund as of June 16, 2003 (See Note 7). At the time of the merger, Ivy Growth Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $5,444,166 for the period ending June 30, 2004 and $5,229,265 for each period ending from June 30, 2005 through 2009 and $916,736 for the period ending June 30, 2010 plus any unused limitations from prior years.
NOTE 5 - Multiclass Operations
Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
Transactions in capital stock for the fiscal year ended June 30, 2003 are summarized below. Amounts are in thousands.
	Core Accumulative Fund	Science and Investment Fund	Technology Fund

Shares issued from sale of shares:
Class A
	101,650	72,046	21,446
Class B
	5,145	4,852	1,912
Class C
	1,715	6,155	433
Class Y
	341	4,512	4,240
Shares issued from reinvestment of dividends:
Class A
	1,771	5,828	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	9	227	-
Shares redeemed:
Class A
	(91,387)	(239,001)	(53,275)
Class B
	(2,957)	(5,078)	(1,613)
Class C
	(1,266)	(6,216)	(419)
Class Y
	(574)	(8,424)	(5,393)

Increase (decrease) in outstanding capital shares	14,447	(165,099)	(32,669)

Value issued from sale of shares:
Class A
	$ 579,698	$ 320,782	$ 147,125
Class B
	26,969	20,931	12,470
Class C
	8,846	26,204	2,829
Class Y
	1,908	20,069	30,067
Value issued from reinvestment of dividends:
Class A
	8,740	26,240	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	44	1,017	-
Value redeemed:
Class A
	(456,245)	(1,054,756)	(363,186)
Class B
	(14,345)	(21,705)	(10,462)
Class C
	(6,088)	(26,237)	(2,726)
Class Y
	(2,903)	(37,041)	(38,056)

Increase (decrease) in outstanding capital	$ 146,624	$ (724,496)	$(221,939)

Transactions in capital stock for the fiscal year ended June 30, 2002 are summarized below. Amounts are in thousands.
	Accumulative Fund	Core Investment Fund	Science and Technology Fund

Shares issued from sale of shares:
Class A
	105,736	116,989	50,214
Class B
	5,148	7,863	2,054
Class C
	2,392	3,428	361
Class Y
	1,569	4,783	20,909
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A
	38,190	49,234	4,668
Class B
	742	733	115
Class C
	215	193	17
Class Y
	134	1,325	33
Shares redeemed:
Class A
	(101,929)	(219,235)	(80,220)
Class B
	(1,338)	(4,219)	(1,358)
Class C
	(535)	(1,276)	(306)
Class Y
	(1,252)	(7,574)	(22,299)

Increase (decrease) in outstanding capital shares	49,072	(47,756)	(25,812)

Value issued from sale of shares:
Class A
	$ 676,801	$ 660,037	$ 433,774
Class B
	32,493	43,113	16,959
Class C
	15,181	18,773	2,985
Class Y
	10,265	26,788	184,239
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A
	232,810	271,747	41,867
Class B
	4,460	3,972	993
Class C
	1,290	1,059	151
Class Y
	814	7,280	300
Value redeemed:
Class A
	(660,110)	(1,223,836)	(687,746)
Class B
	(8,324)	(22,806)	(11,064)
Class C
	(3,392)	(6,886)	(2,499)
Class Y
	(8,254)	(42,205)	(196,297)
Increase (decrease) in

outstanding capital	$ 294,034	$ (262,964)	$(216,338)

NOTE 6 - Options
Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.
For Science and Technology Fund, transactions in call options written were as follows:
	Number of Contracts	Premiums Received

Outstanding at June 30, 2002	22,435	$2,333,151
Options written	235,711	72,134,580
Options terminated in closing purchase transactions	(191,491)	(51,845,365)
Options exercised	(33,588)	(9,880,706)
Options expired	(30,105)	(6,533,071)
Outstanding at June 30, 2003	2,962	$6,208,589

For Science and Technology Fund, transactions in put options written were as follows:
	Number of	Premiums
	Contracts	Received

Outstanding at June 30, 2002	—	$ —
Options written	93,422	12,941,544
Options terminated in closing purchase transactions	(64,196)	(9,975,099)
Options exercised	(4,980)	(512,940)
Options expired	(24,246)	(2,453,505)
Outstanding at June 30, 2003	—	$ —

NOTE 7 - Acquisition of Ivy Growth Fund
On June 16, 2003, Accumulative Fund acquired all the net assets of Ivy Growth Fund pursuant to a plan of reorganization approved by the shareholders of Ivy Growth Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 22,482,836 shares of Accumulative Fund (valued at $117,520,963) for the 13,333,609 shares of Ivy Growth Fund oustanding on June 16, 2003. Ivy Growth Fund had net assets of $117,520,963, including $5,369,756 of net unrealized appreciation in value of investments and $72,166,635 of accumulated net realized losses on investments, which were combined with those of Accumulative Fund. The aggregate net assets of Accumulative Fund and Ivy Growth Fund immediately before the acquisition were $1,808,817,397 and $117,520,963, respectively. The aggregate net assets of Accumulative Fund and Ivy Growth Fund immediately following the acquisition were $1,926,338,360 and $0, respectively. Transactions in capital stock related to the exchange were as follows:
	Shares Exchanged	Value

Class A shares	21,961,265	$114,858,482
Class B shares	467,810	2,385,834
Class C shares	37,687	192,581
Class Y shares	16,074	84,066
Total	22,482,836	$117,520,963

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Science and Technology Fund (collectively the "Funds"), three of the mutual funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2003, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Waddell & Reed Advisors Funds, Inc. as of June 30, 2003, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Kansas City, Missouri
August 8, 2003
INCOME TAX INFORMATION
The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
		Per-Share Amounts Reportable As:

		For Corporations			For Individuals

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Accumulative Fund Class A
12-11-02	$0.0230	$0.0230	$ -	$ -	$ -	$0.0230	$ -
6-10-03	0.0050	0.0050	-	-	0.0046	0.0004	-

	$0.0280	$0.0280	$ -	$ -	$0.0046	$0.0234	$ -

Accumulative Fund Class Y
12-11-02	$0.0300	$0.0300	$ -	$ -	$ -	$0.0300	$ -
6-10-03	0.0140	0.0140	-	-	0.0130	0.0010	-

	$0.0440	$0.0440	$ -	$ -	$0.0130	$0.0310	$ -

Core Investment Fund Class A
9-11-02	$0.0060	$0.0060	$ -	$ -	$ -	$0.0060	$ -
12-11-02	0.0125	0.0125	-	-	-	0.0125	-
3-12-03	0.0030	0.0030	-	-	0.0029	0.0001	-
6-10-03	0.0070	0.0070	-	-	0.0069	0.0001	-

	$0.0285	$0.0285	$ -	$ -	$0.0098	$0.0187	$ -

Core Investment Fund Class Y
9-11-02	$0.0100	$0.0100	$ -	$ -	$ -	$0.0100	$ -
12-11-02	0.0157	0.0157	-	-	-	0.0157	-
3-12-03	0.0070	0.0070	-	-	0.0069	0.0001	-
6-10-03	0.0110	0.0110	-	-	0.0108	0.0002	-

	$0.0437	$0.0437	$ -	$ -	$0.0177	$0.0260	$ -

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.
The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.
Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.
The Board of Directors of Waddell & Reed Advisors Funds, Inc.
Each of the individuals listed below serves as a director for portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"). The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Fund and Ivy Funds, Inc. (formerly, W&R Funds, Inc.)
Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.
Disinterested Directors
James M. Concannon (55)
 Washburn Law School, 1700 College, Topeka, KS 66621

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1997

 Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean,

Washburn Law School (1988 to 2001)

 Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm
John A. Dillingham (64)
 4040 Northwest Claymont Drive, Kansas City, MO 64116
 Position held with Fund: Director
 Number of portfolios overseen by Director: 39
 Director since: 1997
 Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; Instructor at Central Missouri State University (1997 to 1998)
 Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army
David P. Gardner (70)
 2441 Iron Canyon Drive, Park City UT 84060

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1998

 Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)

 Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway
Linda K. Graves (49)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1995

 Principal Occupation During Past 5 Years: First Lady of Kansas (1995 to 2003)

 Other Directorships held by Director: Director, American Guaranty Life Insurance Company
Joseph Harroz, Jr. (36)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1998

 Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron
University and Rogers State University (1996 to present); Vice President of the University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)

 Other Directorships held by Director: Director and Treasurer, Oklahoma Appleseed Center for Law and Justice; Director, Ivy Funds, Inc.; Trustee, Ivy Fund
John F. Hayes (83)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1988

 Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm (1995 to present)

 Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.
Glendon E. Johnson (79)
 13635 Deering Bay Drive, Unit 284, Miami, FL 33158

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden

Financial Corp. (1987 to 1998)

 Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America
Eleanor B. Schwartz (66)
 1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114

 Position held with Fund: Director

 Number of portfolios overseen by Director: 60

 Director since: 1995

 Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

 Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Fund

Frederick Vogel III (67)
 6300 Lamar Avenue, Overland Park, KS 66202

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1971

 Principal Occupation During Past 5 Years: Retired

 Other Directorships held by Director: None
Interested Directors
Robert L. Hechler (66)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director; formerly, President, Principal Financial Officer

 Number of portfolios overseen by Director: 24

 Director since: 1998

 Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)

 Other Directorships held by Director: None
Henry J. Herrmann (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Director and President; formerly, Vice President

 Number of portfolios overseen by Director: 60

 Director since: 1998; President since: 2001

 Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)

 Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy
Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Trustee, Ivy Fund
Frank J. Ross, Jr. (50)
 Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112

 Position held with Fund: Director

 Number of portfolios overseen by Director: 39

 Director since: 1996

 Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)

 Other Directorships held by Director: Director, Columbian Bank & Trust
Keith A. Tucker (58)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President

 Number of portfolios overseen by Director: 60

 Director since: 1993; Chairman of the Board of Directors since: 1998

 Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);

Other Directorships held by Director: Chairman of the Board and Trustee, Ivy Fund

Officers
Theodore W. Howard (60)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer

 Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 11 years; Principal Financial Officer, 1 year

 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)

Directorships held: None
Kristen A. Richards (35)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Secretary and Associate General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)

 Directorships held: None
Daniel C. Schulte (37)
 6300 Lamar Avenue, Overland Park, KS 66202

 Positions held with Fund: Vice President, Assistant Secretary and General Counsel

 Length of Time Served: 3 years

 Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)

 Directorships held: None
Annual Privacy Notice
Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.
Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.
Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.
Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.
Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.
Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.
Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.
Householding Notice
If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:
Fax your request to 800-532-2749.
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.
Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.
To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W- 4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page for your notes and calculations.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION: Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
WADDELL & REED CLIENT SERVICES 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, KS 66201-9217 (888) WADDELL (888) 923-3355
Our INTERNET address is:
http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1022A (6-03)

ITEM 2. CODE OF ETHICS

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for fiscal years ending prior to 7-15-03.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable for fiscal years ending prior to 7-15-03.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.

(Registrant)

By /s/Kristen A. Richards

------------------------------

Kristen A. Richards, Vice President and Secretary

Date September 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann

------------------------------

Henry J. Herrmann, President and Principal Executive Officer

She

Date September 9, 2003

By /s/Theodore W. Howard

------------------------------

Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 9, 2003